                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

                             Dated 20 September 2004

                          HUTCHISON TELECOMMUNICATIONS   (1)
                          LIMITED

                          HTI (BVI) HOLDINGS LIMITED     (2)

                         -------------------------------

                           SALE AND PURCHASE AGREEMENT

                                   relating to

                         HUTCHISON GLOBAL COMMUNICATIONS
                           INVESTMENT HOLDING LIMITED

                         -------------------------------

THIS AGREEMENT is made the 20th day of September 2004

BETWEEN:

1. HUTCHISON TELECOMMUNICATIONS LIMITED, a company incorporated with limited liability in Hong Kong whose registered office is at 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong (the "Vendor"); and

2. HTI (BVI) HOLDINGS LIMITED, a company incorporated with limited liability in the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "Purchaser").

WHEREAS:-

A. HUTCHISON GLOBAL COMMUNICATIONS INVESTMENT HOLDING LIMITED (the "Company") (Registration Number 69098) is a company incorporated under the laws of the British Virgin Islands with limited liability, further particulars of which are set out in Schedule 1.

B.   The Company holds interest in the Group Companies, as set out in Schedule
     2.

C.   The Vendor is the beneficial owner and registered holder of the Sale
     Shares.

D. The Vendor wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Vendor, the Sale Shares on the terms and subject to the conditions set out herein.

NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 In this Agreement (including the Recitals and the Schedules), the words and expressions set out below shall have the respective meanings attributed to them below unless the context otherwise requires:-

     "Business Day"      a day on which banks are open for business in Hong
                         Kong (excluding Saturday or Sunday);

     "Completion"        completion of the sale and purchase of the Sale Shares
                         in accordance with the terms and conditions of this Agreement;

     "Consideration"     HK$3,870,910,125;

     "Group Companies"   the Company and its subsidiaries and associated
                         companies;

     "Hong Kong"         the Hong Kong Special Administrative Region of the
                         People's Republic of China;

     "Sale Shares"       320 shares of US$1.00 each in the Company; and

     "US$" United States dollars, the lawful currency of the United States of America.

1.2 Unless the context otherwise requires, words importing the singular only shall include the plural and vice versa and words importing natural persons shall include corporations and unincorporated associations and vice versa.

1.3 The descriptive headings contained in this Agreement are for the purpose of convenience only and do not form part of and shall not affect the construction of this Agreement or any part thereof.

1.4 References to Clauses and Schedules are to the clauses of and the schedules to this Agreement and references to sub-clauses, paragraphs and sub-paragraphs are to sub-clauses of the Clauses, paragraphs of the sub-clauses and sub-paragraphs of the paragraphs where they respectively appear.

1.5 Reference to any statute or statutory provision shall where the context so admits or requires be construed as reference to those provisions as respectively amended, consolidated, extended, modified or re-enacted from time to time, and shall include any other order, regulations, instruments or other subordinate legislation made under the relevant statute.

1.6 The Schedules form an integral part of this Agreement and shall have the full force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall, unless the context otherwise requires, include the Schedules.

2.   SALE AND PURCHASE

2.1 Upon and subject to the terms and conditions of this Agreement, the Vendor as legal and beneficial owner of the Sale Shares, shall sell or procure the sale of, and the Purchaser shall purchase, the Sale Shares free from all claims, charges, liens, options, encumbrances and equities of any kind whatsoever but together with all rights attached, accrued or accruing thereto and all dividends and distributions declared, made or paid or agreed to be made or paid thereon after the date hereof.

2.2 No party shall be obliged to complete the sale or purchase of any of the Sale Shares unless the sale and purchase of the Sale Shares is completed simultaneously.

2.3 The total consideration for the sale of the Sale Shares shall be an amount equal toHK$3,870,910,125. Payment of the Consideration shall be made by the Purchaser by wire transfer or such other way as the parties may agree.

3.   COMPLETION

3.1 Completion shall take place simultaneously with the signing of this Agreement at 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong or at such other place or time as the parties hereto may agree, when all (but not part only) of the businesses set out in Clauses 3.3 to 3.4 shall be transacted.

3.2 On or before Completion, the Vendor shall procure that a board meeting of the Company is held at which resolutions shall be passed approving the registration of the transfer of the Sale Shares to the Purchaser.

3.3  At Completion, the Vendor shall deliver or procure to be delivered to the
     Purchaser:

     (a) share certificate(s) for the Sale Shares in the name of the Vendor or its nominee;

     (b) instrument(s) of transfer executed by the Vendor in relation to the Sale Shares in favour of the Purchaser;

     (c) a certified extract of the resolutions of the board of directors of the Company referred to in Clause 3.2; and

     (d) a certified extract of its board (and, if required, shareholders') resolutions approving the execution of this Agreement and such other documents and deeds as may be required relating to the transactions contemplated hereby.

3.4  At Completion, the Purchaser shall:

     (a)  pay to the Vendor the Consideration; and

     (b) deliver or procure to be delivered to the Vendor such documents and deeds as may be required relating to the transactions contemplated hereby.

4.   VENDOR'S WARRANTIES

4.1  The Vendor hereby warrants to the Purchaser that:

     (i) the Vendor being the legal and beneficial owner of the Sale Shares is entitled to sell and transfer the Sale Shares and pass full legal and beneficial ownership thereof to the Purchaser free from all claims, charges, liens, options, encumbrances and equities of any kind whatsoever;

     (ii) the Vendor has the power and authority to enter into this Agreement, and to perform its obligations hereunder and enter into all transactions contemplated by this Agreement and all necessary corporate and other action has been taken to authorise the execution, delivery and performance by it of this Agreement and the documents herein contemplated;

     (iii) the execution and delivery of, and the performance by the Vendor of its obligations under this Agreement will not result in a breach of any provision of the memorandum or articles of association of the Vendor or any Group Company;

     (iv) this Agreement constitutes and when executed will constitute valid, legal and binding obligations on the part of the Vendor in accordance with its terms;

     (v) the Sale Shares represent the entire issued and allotted share capital of the Company and are fully paid up;

     (vi) no indebtedness (actual or contingent) is outstanding between the Vendor and each of the Group Companies; and

     (vii) the information contained in Schedules 1 and 2 is true and accurate.

4.2 The Vendor shall forthwith notify the Purchaser upon becoming aware of any event which is expected to cause any of the Vendor's warranties in Clause
     4.1 to be incorrect, misleading or breached in any material respects.

4.3 The Vendor's warranties set out in each paragraph of Clause 4.1 shall be separate and independent and save as expressly provided shall not be limited by reference to any other paragraph or anything else in this Agreement

5.   PURCHASER'S REPRESENTATIONS AND WARRANTIES

5.1  The Purchaser hereby represents and warrants to the Vendor that:

     (a) the Purchaser has the power and authority to enter into this Agreement, and to perform its obligations hereunder and enter into all transactions contemplated by this Agreement and all necessary corporate and other action has been taken to authorise the execution, delivery and performance by it of this Agreement and the documents herein contemplated;

     (b) the execution and performance of this Agreement and the documents herein contemplated do not violate any applicable law, rule or regulation to which the Purchaser is subject; and

     (c) this Agreement constitutes and will constitute valid, legal and binding obligations on its part in accordance with its terms.

5.2 The Purchaser shall forthwith notify the Vendor upon becoming aware of any event which is expected to cause any of the Purchaser's warranties in Clause 5.1 to be incorrect, misleading or breached in any material respects.

5.3 The Purchaser's warranties set out in each paragraph of Clause 5.1 shall be separate and independent and save as expressly provided shall not be limited by reference to any other paragraph or anything else in this Agreement.

6.   FURTHER ASSURANCE

     Subject to and notwithstanding Completion, each party agrees with and undertakes to the other party that at any time and from time to time upon the written request of any other party, such party will:

     (a) promptly and duly execute and deliver any and all such further instruments and documents and do or procure to be done all and any such acts or things as the other party may reasonably deem necessary in obtaining the full benefits of this Agreement and of the rights and ownership herein granted; and

     (b) do or procure to be done each and every act or thing which the other party may from time to time reasonably require to be done for the purpose of enforcing the other party's rights under this Agreement.

7.   CONFIDENTIALITY

7.1 Each party undertakes that it shall not reveal, and shall cause its shareholders, directors, senior executives, employees and agents not to reveal, to any third party any information concerning the transactions contemplated hereunder and/or the contents hereof (collectively, "Confidential Information") without the prior written approval of the other party hereto.

7.2 Nothing in this Section 7 shall prevent a party hereto from using or disclosing any Confidential Information which (a) is already known by such party at the time it is disclosed to it; (b) has been rightfully received by such party from a third party without a breach of an obligation of confidentiality; (c) is in the public domain through no wrongful act of such party; (d) is independently developed by such party without use, directly or indirectly, of the Confidential Information; (e) is required to be disclosed by applicable law, regulation or legal process or by judicial order; or (f) is released in connection with the proposed spin off and listing of Hutchison Telecommunications International Limited.

7.3 Notwithstanding anything contained in this Agreement, either party acknowledges and agrees that the other party may be required by law or any competent regulatory body (including but without limitation to The Stock Exchange of Hong Kong Limited and the Securities and Futures Commission) to issue time sensitive and/or urgent announcements relating to this Agreement or matters contemplated under this Agreement. Either party shall procure to be provided to the other party a copy of each drafts of such time sensitive and/or urgent announcements promptly, and shall consider in good faith any comments provided to it in a timely manner by the other party to the extent reasonably practicable within the time frame stipulated by law or by the relevant competent regulatory body.

8.   ENTIRE AGREEMENT

8.1 This Agreement together with all other documents which are referred to in this Agreement as being required by its terms to be entered into by the parties or any of them in connection with this Agreement set out and constitute the entire agreement and understanding between the parties relating to the transactions hereby contemplated and supersede any previous or contemporaneous drafts, representations, warranties, promises, assurances, arrangements, discussions, negotiations, agreements or undertakings relating thereto whether written or oral and no party shall rely on any representations or warranties except those expressly stated herein.

8.2 No purported alteration or variation of this Agreement shall be effective unless it is in writing, refers specifically to this Agreement and is duly executed by each of the parties hereto.

9.   ASSIGNABILITY

     This Agreement shall enure for the benefit of successors of the respective parties hereto but shall not be assignable.

10.  NOTICES

10.1 Any notice or other communication given or to be given pursuant to this Agreement shall be in writing sent or delivered to the party at the address or facsimile number as set out below or as may be notified by such party to the other:-

     Vendor:-

     Address     : 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong
     Attention   : Company Secretary
     Fax no.     : (852) 2128 1778

     Purchaser:-

     Address     : 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong
     Attention   : Company Secretary
     Fax no.     : (852) 2128 1778

10.2 Any notice or other communication shall be deemed to have been received if sent by facsimile, on the date of transmission, or if delivered personally, when delivered, or if sent by post, 7 days if overseas and 48 hours if local after the date of posting.

10.3 Reference in Clause 10.1 to writing shall include a notice or communication by facsimile.

11.  COSTS AND EXPENSES

     Each party shall bear its own costs and expenses in relation to the negotiations leading up to the sale and purchase of the Sale Shares and to the preparation, execution and carrying into effect of this Agreement and all other documents referred to in it which relate to the sale and purchase of the Sale Shares. The Vendor confirms that no expense of whatever nature relating to the sale and purchase of the Sale Shares has been or is to be borne by the Company.

12.  COUNTERPARTS

12.1 This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

12.2 Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

13.  INVALIDITY

     Each provision of this Agreement is severable and distinct from the others and if at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:-

     (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

     (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

14.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the Purchaser hereby submits to the exclusive jurisdiction of the Hong Kong courts.

IN WITNESS whereof this Agreement has been duly executed on the date first above written.

SIGNED by Edith Shih         )
for and on behalf of         )
HUTCHISON TELECOMMUNICATIONS ) /s/ Edith Shih
LIMITED                      ) ----------------------------
In the presence of:-         )


/s/ Patricia Hui
----------------------------

SIGNED by Ting Chan          )
for and on behalf of         ) /s/ Ting Chan
HTI (BVI) HOLDINGS LIMITED   ) ----------------------------
In the presence of:-         )


/s/ Steven P. Allen
----------------------------

                                   Schedule 1

    Particulars of Hutchison Global Communications Investment Holding Limited

1.  Date of Incorporation         : 10 September 1992

2.  Place of Incorporation        : British Virgin Islands

3.  Incorporation number          : 69098

4.  Address of Registered Office  : P.O. Box 146
                                    Road Town, Tortola
                                    British Virgin Islands

5.  Business                      : Investment holding

6.  Authorised Share Capital      : US$50,000 divided into 50,000 shares of
                                    US$1.00 each

7.  Issued Share Capital          : US$320 divided into 320 shares of US$1.00
                                    each

8.  Shares held as follows        :

Registered Holder     Beneficial Owner    No. of Shares Held
-----------------     ----------------    ------------------
Hutchison            Hutchison                   320
Telecommunications   Telecommunications
Limited              Limited

9.  Directors                     : Canning Fok
                                    Susan Chow
                                    Frank Sixt
                                    Edmond Ho
                                    Neil McGee
                                    Robin Sng
                                    Richard Chan

10. Secretary                     : NIL

11. Auditors                      : PricewaterhouseCoopers

12. Financial Year End Date       : 31 December

13. Outstanding Mortgages/Charges :

Date   Instrument   Property Mortgaged/Charged   Amount Secured
----   ----------   --------------------------   --------------
                    NIL

                                   Schedule 2

                                 Group Companies

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